THE ADVISORS' INNER CIRCLE FUND II

                  HANCOCK HORIZON BURKENROAD FUND (THE "FUND")

                       SUPPLEMENT DATED DECEMBER 15, 2011
                                     TO THE
     TRUST CLASS, CLASS A AND CLASS C SHARES PROSPECTUS DATED MAY 31, 2011,
                   THE CLASS D PROSPECTUS DATED MAY 31, 2011,
         AND THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.


On December 7, 2011, the Board of Trustees of The Advisors' Inner Circle Fund II (the "Trust") unanimously voted to change the name of the Trust's Hancock Horizon Burkenroad Fund to the Hancock Horizon Burkenroad Small Cap Fund (the "Fund"). Therefore, effective December 21, 2011, all references in the Prospectuses and SAI to the "Burkenroad Fund" are hereby replaced with "Burkenroad Small Cap Fund."

In conjunction with the name change of the Fund, the following replaces the first two sentences under the heading "Principal Investment Strategies" on page 21 of the Trust Class, Class A and Class C Prospectus and on page 2 of the Class D Prospectus. These revisions do not change the adviser's management of the Fund or the Fund's principal risks.

Under normal market conditions, the Fund will invest at least 80% of its net assets in common stocks and other equity securities of companies with small capitalizations (less than $2 billion at the time of purchase) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 HHF-SK-011-0100